                     FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated June 23, 1999, as amended, between the First Allmerica Financial Life Insurance Company, and each of Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Variable Investment Fund ("Agreement"), in the following manner:

The Agreement is amended to replace Exhibit B in its entirety by the revised Exhibit B, attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of June 1, 2002.

                                        FIRST ALLMERICA FINANCIAL LIFE
                                        INSURANCE COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
Attest:
       ----------------------------



                                        THE DREYFUS SOCIALLY RESPONSIBLE
                                        GROWTH FUND, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
Attest:
       ----------------------------



                                        DREYFUS VARIABLE INVESTMENT FUND

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
Attest:
       ----------------------------



                                        DREYFUS INVESTMENT PORTFOLIOS

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
Attest:
       ----------------------------

                                    EXHIBIT B

                            CONTRACTS OF THE COMPANY

                                   CONTRACT 1                      CONTRACT 2                       CONTRACT 3
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            Scudder Gateway Elite           Scudder Gateway Custom           Scudder Gateway Advisor
NAME


REGISTERED (Y/N)            Y                               Y                                Y


SEC REGISTRATION            333-10285                       333-10395                        333-63089
NUMBER


REPRESENTATIVE FORM         A3025-96                        A3026-96                         A3027-98
NUMBERS


SEPARATE ACCOUNT            Separate Account KG of First    Separate Account KGC of          Separate Account KG of First
NAME/DATE                   Allmerica Financial Life        First Allmerica Financial Life   Allmerica Financial Life
ESTABLISHED                 Insurance Company               Insurance Company                Insurance Company


SEC REGISTRATION            811-7769                        811-7771                         811-7769
NUMBER


PORTFOLIOS / ADVISER        Dreyfus Investment              Dreyfus Investment               Dreyfus Investment
                            Portfolios:                     Portfolios:                      Portfolios:
                            - Dreyfus IP MidCap Stock       - Dreyfus IP MidCap Stock        - Dreyfus IP MidCap Stock
                              Portfolio                       Portfolio                        Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund,        Responsible Growth Fund,         Responsible Growth Fund,
                            Inc.                            Inc.                             Inc.

                            CONTRACTS OF THE COMPANY

                                   CONTRACT 4                      CONTRACT 5                       CONTRACT 6
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            Scudder Gateway Advisor 2       Scudder Gateway Incentive        Scudder Gateway Flex Life
NAME


REGISTERED (Y/N)            Y                               Pending                          Pending


SEC REGISTRATION            333-90541                       333-76120                        Pending
NUMBER


REPRESENTATIVE FORM         A3030-99                        A3035                            TBD
NUMBERS


SEPARATE ACCOUNT            Separate Account KG of First    Separate Account KG of First     Separate Account IMO of
NAME/DATE                   Allmerica Financial Life        Allmerica Financial Life         First Allmerica Financial
ESTABLISHED                 Insurance Company               Insurance Company                Life
                                                                                             Insurance Company


SEC REGISTRATION            811-7769                        811-7769                         811-10433
NUMBER


PORTFOLIOS / ADVISER        Dreyfus Investment              Dreyfus Investment               Dreyfus Investment
                            Portfolios:                     Portfolios:                      Portfolios:
                            - Dreyfus IP MidCap Stock       - Dreyfus IP MidCap Stock        - Dreyfus IP MidCap Stock
                              Portfolio                       Portfolio (SERVICE SHARES)       Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund,        Responsible Growth Fund,         Responsible Growth Fund,
                            Inc.                            Inc.  (SERVICE SHARES)           Inc.